UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 21, 2023

SOUTHWEST GAS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37976	81-3881866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8360 S. Durango Drive

Post Office Box 98510

Las Vegas, Nevada

(Address of principal executive offices)

89193-8510

(Zip Code)

Registrant’s telephone number, including area code: (702) 876-7237

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Southwest Gas Holdings, Inc. Common Stock, $1 Par Value	SWX	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On December 22, 2023, Southwest Gas Holdings, Inc. (the “Company”) issued a press release announcing the appointment of Mr. William J. Fehrman as President and Chief Executive Officer of Centuri Group, Inc. (“Centuri”), a wholly owned subsidiary of the Company. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished herewith pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On December 21, 2023, Mr. Fehrman was appointed as President and Chief Executive Officer of Centuri, effective January 12, 2024. Mr. Fehrman will succeed Paul M. Daily, who previously announced his intention to retire. Mr. Daily will support Mr. Fehrman during the onboarding process to ensure a seamless transition.

Mr. Fehrman brings decades of utility operation leadership experience. Most recently, Mr. Fehrman served as President, Chief Executive Officer and a director of Berkshire Hathaway Energy (“BHE”), a subsidiary of Berkshire Hathaway, from 2018 to 2023. From 2007 to 2018, Mr. Fehrman served as President and Chief Executive Officer of MidAmerican Energy Company, which was acquired by BHE in 1999. Mr. Fehrman served in a variety of other roles prior to this, including Senior Vice President of Berkshire Hathaway Energy, President and Chief Executive Officer of PacificCorp Energy and President and Chief Executive Officer of Nebraska Public Power District. Mr. Fehrman serves on the Celonis Advisory Board and the Tetrad Corporation Board. He received a Bachelor of Science degree in Civil Engineering from the University of Nebraska and an MBA from Regis University.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated December 22, 2023

104	Cover Page formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST GAS HOLDINGS, INC.

December 22, 2023	/s/ Thomas E. Moran
Thomas E. Moran
Vice President/General Counsel/Corporate Secretary